                                                                      Exhibit 16


                             DONOHUE, GIRONDA &DORIA
                          Certified Public Accountants

====================================================================================================================================
Matthew A. Donohue, CPA                            310 Broadway                   850 Bergen Avenue
Robert A. Gironda, CPA                          Bayonne, NJ 07002               Jersey City, NJ 07306
Robert G. Doria, CPA (N.J. & N.Y.)                (201) 437-9000                    (201) 433-4900
Frederick J. Tomkins, CPA, RMA                                                         -------
Linda P. Kish, CPA, RMA                                                       60 Court Street - Suite 3
                                                                                 Hackensack, NJ 07601
                                                                                    (201) 342-5005
                                                                                       -------
                                                                                 Fax: (201) 437-1432
                                                                                E-Mail: DGD310@AOL.COM



July 24, 2002



Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

Ladies and Gentlemen:

We were previously principal accountants for Autoexotica International, Ltd. and, under the date of July 3, 2001, we reported on the financial statements of Autoexotica International, Ltd. as of June 30, 2000 and for the year ended June 30, 2000. On July 20, 2001, our appointment as principal accountants was terminated. We have read Autoexotica International, Ltd.'s statements included in the Registration Statement on Form SB2, as amended, and we agree with such statements.


                                            Very truly yours,

                                            Donohue, Gironda & Doria

MAD/lb
cc:      Darryl A. Nowak
         Autoexotica International, Ltd.